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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 9, 2003


                              Quanta services, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      1-13831                                            74-2851603
(Commission File No.)                        (IRS Employer Identification No.)


                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)



                                 (713) 629-7600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         In connection with the private placement by Quanta Services, Inc. ("Quanta") of its 4.50% Convertible Subordinated Debentures due 2023 pursuant to Rule 144A under the Securities Act of 1933, as amended, Quanta has entered into amendments with the lenders under its existing credit facility and its senior secured note holders that, among other things, increase the maximum aggregate principal amount of the debentures from $250 million to $275 million. Filed herewith are both such amendments.

         Statements in this Current Report on Form 8-K that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding the private placement and the principal amount of debentures. Such statements are based on management's belief as well as assumptions made by and information currently available to management, and such statements are inherently subject to a variety of risks and uncertainties. Although Quanta's management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. These risk factors include, among others, risks of a continued economic downturn that could lead to less demand for Quanta's services, Quanta's inability to access sufficient funding in the future to finance desired growth, possible variations in Quanta's operating results, Quanta's dependence on fixed price contracts, possible adverse effects on Quanta's results of operations due to goodwill impairments, possible contract cancellations, the potential for rapid technological and structural changes in the industries Quanta serves which could reduce the demand for Quanta's services, competition, inability or failure to obtain or maintain necessary performance bonds, failure to generate internal growth, self-insurance, as well as other general risks related to the industries in which Quanta operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expected. Investors are urged to refer to Quanta's reports filed with the Securities and Exchange Commission, which contain a discussion of the risk factors that could impact these areas and Quanta's overall business and financial performance. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.              Exhibit
-----------              -------

    4.1 Amendment No. 4 to Note Purchase Agreement dated as of March 1, 2000 between Quanta Services, Inc. and the Purchasers named therein

    10.1 Eleventh Amendment and Consent to Third Amended and Restated Secured Credit Agreement.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 17, 2003
                                        QUANTA SERVICES, INC.


                                        By: /s/ DANA A. GORDON
                                            -----------------------------------
                                        Name:  Dana A. Gordon
                                        Title: Vice President - General Counsel

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                                 Exhibit Index


Exhibit No.              Exhibit
-----------              -------

   4.1 Amendment No. 4 to Note Purchase Agreement dated as of March 1, 2000 between Quanta Services, Inc. and the Purchasers named therein

   10.1 Eleventh Amendment and Consent to Third Amended and Restated Secured Credit Agreement